                                                                   EXHIBIT 10.11

                                                                       UCG-10752

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                   BETWEEN OZARK GAS TRANSMISSION, L.L.C. AND
        UNITED CITIES GAS COMPANY, A DIVISION OF ATMOS ENERGY CORPORATION
                             UNDER RATE SCHEDULE FTS

         THIS AGREEMENT ("Agreement"), entered into on August 23, 2002, is between Ozark Gas Transmission, L.L.C. ("Transporter"), an Oklahoma limited liability company and United Cities Gas Company, a division of Atmos Energy Corporation ("Shipper");

                                   WITNESSETH:

         WHEREAS, Shipper has requested that Transporter transport Natural Gas for Shipper; and

         WHEREAS, Transporter has agreed to provide such transportation for Shipper subject to the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, the parties agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

1.1 "Maximum Daily Delivery Obligation (MDDO)" means the maximum daily quantity of Natural Gas, expressed in MMBtu's, that Transporter is obligated to deliver from time to time at each Point of Delivery specified in Exhibit B to the executed Agreement.

                                   ARTICLE II

                           GAS TRANSPORTATION SERVICE

2.1 Transportation service rendered hereunder shall be firm service as provided in Transporter's Rate Schedule FTS, and as described in
         Section 2 of Transporter's Rate Schedule FTS.

                                   ARTICLE III

                              POINT(S) OF RECEIPT

3.1 The Point(s) of Receipt at which Transporter shall receive Natural Gas for transportation under this Agreement shall be specified in Exhibit A to this Agreement.

                                   ARTICLE IV

                              POINT(S) OF DELIVERY

4.1 The Point(s) of Delivery (both primary and secondary) at which Transporter shall redeliver to Shipper or for the account of Shipper an Equivalent Quantity of gas for transportation under this Agreement shall be specified in Exhibit B to this Agreement. Notwithstanding the MDDO at each Point of Delivery, Shipper shall not nominate a total quantity of natural gas at all Points of Delivery that exceeds the MDQ set forth in this Agreement.

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                   BETWEEN OZARK GAS TRANSMISSION, L.L.C. AND
        UNITED CITIES GAS COMPANY, A DIVISION OF ATMOS ENERGY CORPORATION
                             UNDER RATE SCHEDULE FTS
                                   (continued)

                                    ARTICLE V

                               TERM OF AGREEMENT

5.1 Subject to the provisions of the General Terms and Conditions of Transporter's FERC Gas Tariff and of Rate Schedule FTS, this Agreement shall be effective as of November 1, 2002 and shall continue for a primary term through October 31, 2003.

5.2 Any portions of this Agreement necessary to enable the parties to balance receipts and deliveries under this Agreement as required by the Rate Schedule FTS, shall survive the other parts of this Agreement until such time as such balancing has been accomplished.

5.3 The term of this Agreement shall automatically be extended for additional periods of one (1) Year following the conclusion of the primary term or any extension thereof unless Shipper notifies Transporter in writing but not later than one hundred eighty (180) Days prior to the conclusion of the primary term or any extension thereof that it desires to terminate this Agreement as of the conclusion of such primary or extended term.

5.4      Upon receipt of termination notification, and for a period of sixty
         (60) Days, Transporter will post on its electronic bulletin board ("EBB") notice of such termination, and begin offering firm capacity for bid. Shipper will continue to receive service in accordance with this Rate Schedule FTS until service is actually terminated. If there are bidders for the capacity, Shipper must meet or exceed the value (as defined by the terms and conditions posted during notification) of the competing bids if it desires to retain its capacity under this Agreement.

         If shipper fails to meet the value of the bid properly submitted by a competing bidder, then subject to the competing bidder's satisfaction of applicable requirements of Transporter's FERC Gas Tariff, Transporter will provide transportation service to such competing bidder under the terms and conditions of the offer.

         If a competing bidder bids the maximum rate for only a portion of the capacity under Shipper's Agreement, Shipper need only meet the competing bid for the amount of capacity to which the bid applies.

         In determining which offer has the highest value, Transporter will post on its EBB, at the time of notice of termination of this Agreement, terms and conditions upon which the offers will be evaluated. Transporter may request a third party bidder to post a bond or provide other security before accepting the bid with the highest value. Transporter will post on its EBB the highest value bid.

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                   BETWEEN OZARK GAS TRANSMISSION, L.L.C. AND
        UNITED CITIES GAS COMPANY, A DIVISION OF ATMOS ENERGY CORPORATION
                             UNDER RATE SCHEDULE FTS
                                   (continued)

                                   ARTICLE VI

                      PERIOD AFTER SHIPPER'S FAILURE TO PAY
                           RATE SCHEDULE AND CHARGES

6.1 Except as provided to the contrary in any written or electronic agreement(s) between Transporter and Shipper in effect during the term of this Agreement, Shipper shall pay Transporter the maximum allowable rate for the service hereunder in accordance with Transporter's Rate Schedule FTS, the applicable provisions of that Rate Schedule, and the General Terms and Conditions of Transporter's FERC Gas Tariff, all as may be revised from time to time. Such Rate Schedule FTS and General Terms and Conditions are incorporated by reference and made a part hereof. Transporter and Shipper may agree that a specified discount rate will apply only to specified volumes under the Agreement; that a specified discounted rate will apply only if specified volumes are achieved (with the maximum rates applicable to volumes above the specified volumes or to all volumes if the specified volumes are never achieved); that a specified discounted rate will apply only during specified periods of the Year or over a specifically defined period of time; and/or that a specified discounted rate will apply only to specified points, zones, markets or other defined geographical areas.

6.2 Transporter may seek authorization from the FERC and/or other appropriate body to change any rate(s) and/or term(s) set forth herein or in the Rate Schedule FTS. Nothing herein shall be construed to deny Shipper any rights it may have under the Natural Gas Act or the Natural Gas Policy Act, including the right to participate fully in rate proceedings by intervention or otherwise, to contest increased rates in whole or in part.

                                   ARTICLE VII

                              REDUCTION IN CAPACITY

7.1 If Transporter's capacity is reduced for any reason and a reduction of the quantity of Natural Gas being transported hereunder is required, Shipper's MDQ shall be reduced pro rata with MDQs of the other firm Shippers during the period of such capacity reduction.

                                  ARTICLE VIII

                                 MISCELLANEOUS

8.1 Amendment. This Agreement shall only be amended, varied or modified by an instrument in writing executed by Transporter and Shipper. Such amendment will be effective upon compliance with Article VIII herein.

8.2 Applicable Law. This Agreement and the rights and duties of Transporter and Shipper hereunder shall be governed by and interpreted in accordance with the laws of the State of Oklahoma, without recourse to the law governing conflict of laws.

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                   BETWEEN OZARK GAS TRANSMISSION, L.L.C. AND
        UNITED CITIES GAS COMPANY, A DIVISION OF ATMOS ENERGY CORPORATION
                             UNDER RATE SCHEDULE FTS
                                  (continued)

8.3 Waiver. No waiver by either Transporter or Shipper of any default by the other in the performance of any provision, condition or requirement herein shall be deemed a waiver of, or in any manner release from, performance of any other provision, condition or requirement herein, nor deemed to be a waiver of, or in any manner release from, future performance of the same provision, condition or requirement; nor shall any delay or omission by Transporter or Shipper to exercise any right hereunder impair the exercise of any such right or any like right accruing to it thereafter.

8.4 Headings. The headings of each of the various sections in this Agreement are included for convenience of reference only and shall have no effect on, nor be deemed part of the text of, this Agreement.

8.5 Further Assurances. Transporter and Shipper shall execute and deliver all instruments and documents and shall do all acts necessary from time to time to effectuate this Agreement.

8.6 Entire Agreement. This Agreement constitutes the entire agreement between Transporter and Shipper concerning the subject matter hereof and supersedes all prior understandings and written and oral agreements relative to said matter.

8.7 Cancellation of Prior Agreement(s). This Agreement, upon its effective date, supersedes and cancels any and all other agreements between Transporter and Shipper relating to the transportation of gas by Transporter for Shipper.

                                   ARTICLE IX

                                    NOTICES

9.1 All notices, requests, statements or other communications provided for under this Agreement shall be in writing and shall be given by personal delivery or by United States mail, postage prepaid, and addressed as follows:

                  If to Shipper:

                          Atmos Energy Corporation
                          P.O. Box 650205
                          Dallas, TX 75265-0205
                          Attn: Contract Administration
                          972-855-3280
                          972-855-3773 (Fax)
                          E-mail: pat.capps@atmosenergy.com

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                   BETWEEN OZARK GAS TRANSMISSION, L.L.C. AND
        UNITED CITIES GAS COMPANY, A DIVISION OF ATMOS ENERGY CORPORATION
                             UNDER RATE SCHEDULE FTS
                                   (continued)

                  If to Transporter:

                           Ozark Gas Transmission, L.L.C.
                           515 Central Park Drive
                           Suite 600
                           Oklahoma City, OK 73105
                           Attn: Sr. Scheduler
                           405-557-5220
                           405-557-5709 (Fax)
                           E-mail: srscheduler@oge.com

         All written notices, requests, statements or other communications shall be sufficiently given if mailed postage prepaid by registered, certified, or regular mail and shall be deemed to have been duly delivered on the third Business Day following the date on which same was deposited in the United States mail, addressed in accordance with this Article IX. Either Shipper or Transporter may designate a different address to which notices, requests, statements, payments or other communications shall be sent upon proper notice as set forth in this Article IX

IN WITNESS WHEREOF, Transporter and Shipper have caused this Agreement to be duly executed by their duly authorized officers in two (2) original counterparts as of the______________day of _________________, 2002.

                                   "TRANSPORTER"
                                   OZARK GAS TRANSMISSION, L.L.C.

                                   By -s- E. KEITH MITCHELL
                                      ----------------------------------------

                                   "SHIPPER"
                                   UNITED CITIES, A DIVISION OF ATMOS ENERGY
                                   CORPORATION

                                   By -s- ROBERT E. MATTINGLY
                                      ----------------------------------------

                                    EXHIBIT A

                                       TO

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                            UNDER RATE SCHEDULE FTS

                                     BETWEEN

                         OZARK GAS TRANSMISSION, L.L.C.
                                 ("Transporter")

                                       AND

       UNITED CITIES GAS COMPANY, A DIVISION OF ATMOS ENERGY CORPORATION
                                   ("Shipper")

POINT OF RECEIPT                 METER NUMBER
Primary Receipts

Enogex Boiling Springs             OZ1031890
Transok Wilburton                  OZ1029890
Vastar Wilburton                   OZ1029990

                                    EXHIBIT B

                                       TO

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                            UNDER RATE SCHEDULE FTS

                                     BETWEEN

                         OZARK GAS TRANSMISSION, L.L.C.
                                 ("Transporter")

                                       AND

        UNITED CITIES GAS COMPANY, A DIVISION OF ATMOS ENERGY CORPORATION
                                   ("Shipper")

POINT OF DELIVERY         MDDO                   DELIVERY PRESSURE
United Cities/Atmos      13,370         Prevailing Ozark Pipeline Pressure